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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2000
                                                         ----------------

                       PEGASUS COMMUNICATIONS CORPORATION
   ---------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




            Delaware                     0-21389                51-0374669
        -----------------            ----------------      ---------------------
        (State or Other                (Commission            (IRS Employer
        Jurisdiction of                File Number)          Identification No.)
         Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------



________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
         ------------

         On December 4, 2000, Pegasus Communications Corporation announced that Pegasus Development Corporation, a subsidiary of Pegasus Communications Corporation, and Personalized Media Communications, L.L.C. had filed a patent infringement lawsuit in the United States District Court of Delaware against DIRECTV, Inc., Hughes Electronics Corporation, Thomson Consumer Electronics and Philips Electronics North America Corporation.

         Pegasus Development is an exclusive licensee of Personalized Media's portfolio of advanced media and communications technology patents. The technologies covered by Pegasus' exclusive license include services distributed to consumers using certain Ku band BSS frequencies and Ka band frequencies, including frequencies licensed to affiliates of Hughes and used by DIRECTV to provide services to its subscribers.

         Pegasus and Personalized Media are seeking injunctive relief and monetary damages for the defendants' alleged patent infringement and unauthorized manufacture, use, sale, offer to sell and importation of products, services and systems that fall within the scope of the plaintiffs' patented media and communications technologies.

         Copies of the complaint filed with the United States District Court of Delaware and the press release announcing the commencement of the litigation are filed as Exhibits 99.1 and 99.2, respectively, each of which are incorporated by reference into this report.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits.

                      99.1 Complaint filed December 4, 2000 in the United States District Court for the District of Delaware, by Pegasus Development Corporation and Personalized Media Communications, L.L.C., as plaintiffs, against DIRECTV, Inc., Hughes Electronics Corporation, Thomson Consumer Electronics, Inc. and Philips Electronics North America Corporation, as defendants.

                      99.2   Registrant's press release, dated December 4, 2000.









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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PEGASUS COMMUNICATIONS CORPORATION


December 4, 2000                             By: /s/ Scott A. Blank
                                                 -----------------------
                                                  Scott A. Blank
                                                  Vice President












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                                  Exhibit Index
                                  -------------


Exhibit No.                Description
----------                 -----------

99.1 Complaint filed December 4, 2000 in the United States District Court for the District of Delaware, by Pegasus Development Corporation and Personalized Media Communications, L.L.C., as plaintiffs, against DIRECTV, Inc., Hughes Electronics Corporation, Thomson Consumer Electronics, Inc. and Philips Electronics North America Corporation, as defendants.

99.2                       Registrant's press release, dated December 4, 2000.